[The American Funds Group(r)]

AMCAP FUND

[illustration: woman's eye, close-up of measuring tape, jigsaw puzzle, median line of highway]
["AMCAP" printed vertically]

How We Invest in Businesses for the Long Term

Annual Report for the year ended February 28, 1998


[Begin sidebar]
AMCAP'S TOTAL RETURN YEAR BY YEAR
For the past 10 fiscal years (ended 2/28 or 2/29)

1989                                      +9.6%
1990                                     +14.0
1991                                     +16.8
1992                                     +20.4
1993                                      +5.9
1994                                     +11.3
1995                                      +3.4
1996                                     +29.3
1997                                     +11.7
1998                                     +37.0
Total return over entire 10-year period +324.0
Average annual compound return           +15.5

About our cover: Elements of AMCAP's investment process are illustrated by the images in the square. Eye: identification. Tape measure: analysis. Puzzle: fitting all the pieces of investment information together. Road: investing for the long term.
[End sidebar]


AMCAP FUND(r) seeks long-term growth of capital by investing in growing, profitable companies.

AMCAP Fund is one of the 28 mutual funds in The American Funds Group,(r) managed by Capital Research and Management Company. Since 1931, Capital has invested with a long-term focus based on thorough research and attention to risk.

AMCAP'S LIFETIME RESULTS
For the period May 1, 1967 to February 28, 1998 with all distributions reinvested

                                            Total          Average Annual
                                            Return         Compound Return

AMCAP                                       +4,944.5%      +13.6%
Standard & Poor's 500 Composite Index*      +3,407.9       +12.2
Consumer Price Index (inflation)(+)         +   389.1      + 5.3

*This index is unmanaged.
(+)Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.


Fund results in this report were computed without a sales charge unless otherwise indicated. Here are the total returns and average annual compound returns with all distributions reinvested for periods ended March 31, 1998 (the most recent calendar quarter), assuming payment of the 5.75% maximum sales charge at the beginning of the stated periods:

                   Total      Average Annual
                   Return     Compound Return

Ten years          + 326.69%  + 15.61%
Five years         + 120.73   + 17.16
One year           +  40.94     -

Sales charges are lower for accounts of $50,000 or more.

THE FIGURES IN THIS REPORT REFLECT PAST RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE SHORTER THE TIME PERIOD OF YOUR INVESTMENT, THE GREATER THE POSSIBILITY OF LOSS. FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED OR GUARANTEED BY, THE U.S. GOVERNMENT, ANY FINANCIAL INSTITUTION, THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER AGENCY, ENTITY OR PERSON.


FELLOW SHAREHOLDERS:

We are pleased to report that fiscal 1998 was AMCAP Fund's best year in over a decade - and the fourth-best year in the fund's 31-year history.

The value of your investment grew 37.0% in the 12-month period ended February 28 if you reinvested dividends totaling 10 cents a share and capital gain distributions totaling $2.47 per share. Meanwhile, the unmanaged Standard & Poor's 500 Composite Index, a measure of the stocks of 500 large U.S. companies, increased 35.0% on a reinvested basis.

AMCAP surpassed the 30.4% total return of the average growth fund, as measured by Lipper Analytical Services, and also exceeded other indexes that we often use to evaluate its returns. The Russell 2000 Index, a gauge of smaller U.S. stocks, was up 30.0% for the period and Standard & Poor's 400 Midcap Index, which tracks medium-size companies, rose 36.5%. We track these various unmanaged indexes because AMCAP invests in a mix of large, medium-size and small companies that have demonstrated proven earnings growth, solid management and a strong business outlook.

Much of the credit for fiscal 1998's total return of 37.0% can be traced to a resurgence in cable and entertainment stocks and contributions from financial services, banking and pharmaceutical holdings.

CABLE TELEVISION stocks rebounded in fiscal 1998 after a difficult 1997. Investors recognized that cable companies' prospects were brighter than they had previously thought. Going forward, cable companies should benefit from improved cash flow and more opportunities for revenue growth driven by new technologies such as cable modems and digital set-top boxes. Furthermore, direct satellite television systems have not turned out to be the serious competitive threat that many had feared. In fiscal 1998 Tele-Communications, TCI Group, the largest operator of cable TV systems in the U.S., rose 144.7%. Comcast, one of the country's fastest growing cable operators and one of the fund's largest holdings, increased 96.0% in price.

In MEDIA AND ENTERTAINMENT, two stocks that ran into some difficulties in the 1997 fiscal year also came back strongly in fiscal 1998. Buoyed in part by good results from its cable TV operations, Time Warner, the fund's largest holding, gained 64.6%. Disney, AMCAP's second-largest holding, was up 50.8% on the strength of solid results from its theme parks, movies and other operations. A year ago, investors reacted negatively to large acquisitions and heavy investment spending that had affected earnings of both companies.

BANKS AND FINANCIAL SERVICES companies did well because of continued low interest rates and a merger and consolidation trend that should further reduce costs and improve efficiency. The federally sponsored mortgage company, Fannie Mae, rose 59.5%. Capital One Financial, a major credit card issuer, was up 69.0%. Norwest, a large bank holding company, gained 64.6%. Fannie Mae and Norwest were among our 10 largest holdings at fiscal year-end.

Many of the fund's health care holdings likewise had strong years. Pfizer, one of the world's largest pharmaceutical companies, was up 93.2%, while Medtronic, the leading manufacturer of pacemakers and other medical devices, rose 64.1%. The fund's health maintenance companies, however, continued to struggle with increased competition, higher-than-expected costs and regulatory problems.

TECHNOLOGY companies experienced mixed results. Solectron, which provides computer manufacturing outsourcing services to electronics firms, rose 83.0%. But several computer-related firms didn't live up to investor expectations in a volatile year. These include software developer Oracle (down 5.9%), Silicon Graphics, a maker of graphics workstations (off 37.6%), and disk-drive maker Seagate Technology (down 48.5% - our worst holding for the year).

While we are pleased with the results of this past fiscal year, we would be remiss if we did not caution investors about the future. It has been more than seven years since the last correction of 15% or more by the S&P 500 - the longest such period in the past 60 years. Strong periods like this have often been followed by greater volatility and lower market returns. Currently, with the economy strong, interest rates low and inflation subdued, it is hard to imagine what might go wrong. However, market valuations by many measures are at or above historic highs, so even a modest reduction in investor expectations or business fundamentals could have a negative effect on the market.

In particular, the Asian economic crisis bears close watching. It has had a devastating impact on parts of Asia, but so far the effects have generally been contained to the region itself. The impact on companies in AMCAP's portfolio that have exposure to Asian demand has been minimal, although we will continue to monitor the situation carefully.

As we move forward in the new fiscal year, it is important to note that the fund expects to declare a capital gain distribution in June. Many shareholders have found that reinvesting capital gain distributions can be an effective way to build capital growth over the long term.

AMCAP's uniqueness as a growth fund stems from its emphasis on quality growth companies with a proven growth record, strong management and a positive outlook. We thought it would be worthwhile to examine how our analysts and portfolio counselors select quality growth companies. Besides taking you behind the scenes, our feature article, beginning on page 6, stresses the importance of investing for the long term, a concept that makes sense in any market environment.

On a personal note, we wish to thank Walter Stern, who recently retired as chairman of AMCAP, for his many years of service to the fund.

We look forward to reporting to you again in the autumn.

Cordially,

/s/ R. Michael Shanahan   /s/ Claudia P. Huntington
R. Michael Shanahan       Claudia P. Huntington
Chairman of the Board     President

April 10, 1998

[Begin sidebar]
In December, R. Michael Shanahan, former president of the fund and current chairman of the board of the fund's adviser, Capital Research and Management Company, was elected chairman of AMCAP Fund.
Claudia P. Huntington, a portfolio counselor for AMCAP and a senior vice president of Capital Research and Management Company, was elected president of the fund. For more information on board elections, please see page 25.
[End sidebar]


HOW A $10,000 INVESTMENT HAS GROWN

AVERAGE ANNUAL COMPOUND RETURNS*
 (for periods ended February 28, 1998)

Ten Years          +14.86%
Five Years         +16.51
One Year           +29.10

*Assumes reinvestment of all distributions and payment of the 5.75% current maximum sales charge at the beginning of the stated periods.


$475,003(1,2)
AMCAP with
dividends reinvested

$350,789
S&P 500 with
dividends reinvested

$48,912(3)
Consumer Price
Index (inflation)

$10,000(1)
original
investment

[begin chart]

Year ended 2/28 or 29        S&P 500 with                 Consumer Price Index
                             dividends reinvested         (inflation) /3/
5/1/67                       $10,000                      $10,000

1968                         9,752                        10,332

1969                         11,047                       10,816

1970                         10,406                       11,480

1971                         11,678                       12,054

1972                         13,274                       12,477

1973                         14,310                       12,961

1974                         12,737                       14,260

1975                         11,297                       15,861

1976                         14,396                       16,858

1977                         14,997                       17,855

1978                         13,720                       19,003

1979                         15,999                       20,876

1980                         19,949                       23,837

1981                         24,234                       26,556

1982                         21,983                       28,580

1983                         30,461                       29,577

1984                         33,768                       30,937

1985                         40,829                       32,024

1986                         53,293                       33,021

1987                         69,042                       33,716

1988                         67,142                       35,045

1989                         75,100                       36,737

1990                         89,250                       38,671

1991                         102,334                      40,725

1992                         118,773                      41,873

1993                         131,422                      43,233

1994                         142,336                      44,320

1995                         152,779                      45,589

1996                         205,875                      46,798

1997                         259,792                      48,218

1998                         350,789                      48,912


Total Value                1968#          1969             1970            1971

Dividends Reinvested       -              $75              190             200

Value At Year End /1/      $10,057        12,212           11,835          12,643

AMCAP TOTAL RETURN         0.6%           21.4             -3.1            6.8



Total Value                1972           1973             1974            1975

Dividends Reinvested        244           228              196             294

Value At Year End/1/       14,902         13,978           11,037          9,903

AMCAP TOTAL RETURN         17.9           -6.2             -21.0           -10.3



Total Value                1976           1977             1978            1979

Dividends Reinvested       328            208              263             335

Value At Year End/1/       13,883         14,173           16,612          22,738

AMCAP TOTAL RETURN         40.2           2.1              17.2            36.9



Total Value                1980           1981             1982            1983

Dividends Reinvested       438            724              2,594           1,231

Value At Year End/1/       33,541         40,548           42,643          61,456

AMCAP TOTAL RETURN         47.5           20.9             5.2             44.1



Total Value                1984           1985             1986            1987

Dividends Reinvested       1,591          1,944            1,548           1,629

Value At Year End/1/       62,128         72,165           88,738          115,664

AMCAP TOTAL RETURN          1.1           16.2             23.0            30.3



Total Value                1988           1989             1990            1991

Dividends Reinvested        3,017         3,167            3,160           3,293

Value At Year End/1/       112,037        122,827          140,027         163,492

AMCAP TOTAL RETURN         -3.1           9.6              14.0            16.8



Total Value                1992           1993             1994            1995

Dividends Reinvested       2,156          2,252            1,918           2,399

Value At Year End/1/       196,856        208,557          232,137         240,047

AMCAP TOTAL RETURN         20.4           5.9              11.3            3.4



Total Value                1996           1997             1998

Dividends Reinvested       3,363          2,643            2,465

Value At Year End/1/       310,345        346,783          475,003

AMCAP TOTAL RETURN         29.3           11.7             37.0


Average annual compound return for 30 3/4 years     13.3%(1)
[end chart]

(1) These figures, unlike those shown elsewhere in this report, reflect payment of the maximum sales charge of 5.75% on the $10,000 investment. Thus, the net amount invested was $9,425. As outlined in the prospectus, the sales charge is reduced for larger investments. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares. The maximum initial sales charge was 8.5% prior to July 1, 1988. Results shown do not take into account income or capital gain taxes.

(2) Includes reinvested dividends of $44,093 and reinvested capital gain distributions of $226,391.

(3) Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

# For the period May 1, 1967 (when the fund began operations) through February 29, 1968.

The indexes are unmanaged and do not reflect sales charges, commissions or expenses.

Past results are not predictive of future results.


CHARTING THE COURSE OF AN INVESTMENT IN AMCAP

Here's how a $10,000 investment in AMCAP grew between May 1, 1967 - when the fund began operations - and February 28, 1998. As you can see, that $10,000 grew to $475,003 with all distributions reinvested, a gain of 4,650%. Over the same period, $10,000 would have grown to $350,789 in Standard & Poor's 500 Composite Index. The chart also records the fund's progress relative to the rate of inflation as measured by the Consumer Price Index.

The fund's year-by-year results appear in the table under the chart. You can use this table to estimate how much the value of your own holdings has grown. Let's say, for example, that you have been reinvesting all your dividends and capital gain distributions since February 29, 1988. At that time, according to the table, the value of the investment illustrated here was $112,037. Since then, it has more than quadrupled in value to $475,003. Thus, in that same 10-year period, the value of your investment - regardless of its size - has also more than quadrupled.

HOW AMCAP INVESTS IN BUSINESSES FOR THE LONG TERM

[watermark:  "AMCAP" printed vertically]

"BUY QUALITY GROWTH COMPANIES AND HOLD THEM." The approach sounds simple. But if that was all there was to it, investing in the stock market would be a cinch. Professional investment managers would not be in demand - and mutual funds wouldn't be so popular.

Unfortunately, what seems simple in principle is complicated and difficult in practice. Most people can identify the leading growth companies. Everyone knows that Gillette, Wal-Mart and Coca-Cola are great companies - and their high stock prices reflect that. The problem is that it's possible to fill a portfolio with great companies - and still not make a good return on your investment because you paid too much for their stocks.

High expectations are sometimes justified, but just as often they are not. When stocks are highly valued, any little misstep or earnings setback can send a company's stock price plummeting. At that point, do you sell, hang on or buy more shares? Individual investors can't get the company president on the telephone to ask what is going on. Nor do they have contacts among the company's competitors, suppliers and customers to ascertain exactly how serious the problem may be.

WE VALUE COMPANIES - NOT STOCKS

That's where investment professionals and mutual funds come in. AMCAP Fund has been investing in growth companies for 31 years, through up and down market cycles. "AMCAP's objective is to invest in quality businesses when their stock prices do not fully reflect their fundamental values or prospects," says Michael Shanahan, AMCAP's new chairman and a long-time portfolio counselor of the fund. AMCAP invests with the intention of holding these stocks for the long term.

"We work very hard to identify and analyze both a company's past and its future potential," says Claudia Huntington, the fund's new president and a former technology analyst.

In contrast with individual investors, who typically rely on news media for accounts of what is happening to their holdings, AMCAP has a large number of investment analysts who intensely study individual companies and industries. They interview hundreds of corporate executives, suppliers, customers and competitors of companies that AMCAP holds or is considering for investment.

[illustration:  "1998" in quadrants]

WHAT ARE THE CHARACTERISTICS OF AN AMCAP STOCK?

Which companies qualify as good long-term investments for AMCAP? Claudia Huntington says: "We look for companies with a history of steady, above-average earnings or cash flow growth with a positive outlook. We focus on quality of management and growth potential for the long term rather than the next quarter's earnings projections."

STEADY GROWTH: The company should grow faster than the general market with less fluctuation in earnings. The important consideration, Claudia says, is to determine whether you can count on the company to produce reliable earnings increases year after year. The ideal AMCAP stock would have at least several consecutive years of sales and earnings per share gains and no operating losses.

SOLID MANAGEMENT: According to Claudia, the fund's investment professionals try to find company executives "who truly understand their business and what it takes to succeed." They must have the experience and know-how to cope with rapid growth and should have compensation programs to attract and hold key people. They should also keep the interests of company shareholders in the forefront of their minds.

SUSTAINABLE MARKET ADVANTAGE: Not only must the company have a history of growing earnings, it should also have a competitive advantage and opportunities to expand its profit margins, says Tim Armour, a portfolio counselor for the fund. Claudia's favorite question for executives when she visits a company is:
"What do you want your company to look like five years from now?"

REASONABLE STOCK PRICE: "There are only a handful of truly great companies that deliver large earnings increases every year <UNDEF> and most times they are priced accordingly," says Michael Shanahan. But occasionally, a negative development happens in an industry or to a company itself. Sometimes, investors overreact and sell shares indiscriminately <UNDEF> and the stock price falls sharply. That's when AMCAP prefers to buy shares of these companies. In other situations, analysts seek to find growing companies that are not well understood by most other investors and are therefore still priced reasonably.

WE INVEST IN LARGE, MEDIUM AND SMALL COMPANIES

The size of the company is not a major consideration. AMCAP's portfolio includes large, medium-size and small companies. In all categories, however, quality remains the key.

Fannie Mae, one of our largest holdings, fits the definition of a large company
- its revenues were $27.8 billion last year. Over the past three years, the company's earnings per share grew at a compound annual rate of 13.0%. Solectron, a contract manufacturer for electronics companies, is medium-size by AMCAP's standards; it had 1997 revenues of $3.7 billion, and its earnings per share grew at 26.0% annually over the past three years. Mondavi, a California producer of premium table wines, is a "small" company, with 1997 revenues of $300.8 million; its earnings per share grew at a rate of 23.7% a year over the past three years. Each of these companies exceeded the 9.4% annual earnings per share growth of the unmanaged Standard & Poor's 500 Stock Composite Index, a standard measure of the largest U.S. corporations, over the same period.

Like other investors, AMCAP's portfolio counselors are concerned about short-term fluctuations in a company's stock price, but if the company's fundamentals remain sound, they will typically hold on for the long term. "We don't think of trading in and out of companies," Claudia says. "We think of investing in businesses rather than stocks. In an ideal world, our holding period for these companies would be measured in years or decades, not months."

FINDING QUALITY GROWTH

Now That We've Explored the Kinds of Companies AMCAP Seeks To Invest In, let's discover how AMCAP's analysts go about finding quality growth companies.

Scott Bonham covers technology companies, one of the fund's largest industry holdings. Prior to joining the fund's investment adviser, Capital Research and Management Company (CRMC), in 1996, Scott was responsible for marketing computer workstations and worked as a business consultant.

"Sometimes we find successful companies no one else knows about," he says. "But most of the time we are looking at companies that have already been discovered. We are trying to find out whether their success is a fluke or whether it will continue."

The question is important because, inevitably, some of today's growth companies will be tomorrow's also-rans. Of these, some will revive and resume their growth, but others will fade. After all the shaking out, a few companies will continue to maintain their earnings growth year in and year out.

[photo collage: Scott Bonham, Greg Johnson, Blair Frank, computer chip, retail store mannequins, close-up of machine]

[Begin sidebar]
left to right:
SCOTT BONHAM covers technology companies.
GREG JOHNSON is the fund's retail analyst.
BLAIR FRANK follows emerging industries.
[End sidebar]

WHY NETWORKING IS IMPORTANT

In Scott's quest to find steady growth companies, he spends a lot of time developing relationships with management, competitors and suppliers. Covering the Silicon Valley from CRMC's San Francisco office, he has developed a source list of hundreds of industry and company contacts. "To cover technology, you have to develop a perspective on the entire industry. Things change so fast," he says. "You have to keep building your network. Managers move often from company to company. You have to get to know them personally. You have to develop trust in them to do what they say they will do. The more experience you get and the more people you know, the better off you are when you make a judgment call on a company."

Firsthand knowledge of the managers, the companies and the industry is extremely important in technology. All companies are vulnerable to changes in investor attitudes, but technology companies have been among the most sensitive. In addition, most of these companies lack a dividend yield that can cushion stock prices in market declines.

There is also the matter of expectations. Generally, the higher the expected growth rate of a company, the higher the price investors are willing to pay. However, when valuations are high and expectations are not met, the market can punish these stocks viciously - even if earnings show a positive result on an absolute basis. Similarly, earnings that surpass projections can lead to sharp price increases. This is why Scott needs to monitor AMCAP's technology holdings
- to make sure that they will be able to continue to produce steady earnings increases.

FINDING A COMPANY CULTURE AND A COMPETITIVE ADVANTAGE

GREG JOHNSON, who follows retail companies, looks for "a positive company culture." A positive company culture is hard to define, but it's important because employees need to understand and believe in the company's strategies and goals. Happy and motivated employees lead to satisfied customers and sales increases. Wal-Mart accomplishes this by encouraging employees to think like owners and take responsibility, Greg says. The late Sam Walton, founder of Wal-Mart, exemplified outstanding management. "He motivated ordinary people to do extraordinary things. He created an atmosphere where risk-taking was allowed."

A retail company also needs a competitive advantage that is sustainable for the long term. For example, with Wal-Mart, its competitive edge is a low-cost structure; with the clothing chain Gap Stores, it's merchandising expertise. Greg seeks to find these attributes by visiting stores and talking to managers, employees and customers.

Prior to joining Capital in 1993, Greg worked as a certified public accountant and field services audit manager. Analyzing income statements and balance sheets is important, he says, but he also gives significant weight to "learning how to interact with people to get information. It's like putting a jigsaw puzzle together."

TALKING WITH A PRODUCT'S END USERS

JAMES TERRILE covers the medical device industry, searching for products that will significantly impact a company's earnings. He spends much of his time talking to doctors, the end users of medical instruments. He attends medical conferences and trade shows and checks clinical trial results. "Sometimes the devil is in the details," he says.

Technology shifts occur rapidly in this industry. After the initial launch of a product, a company will upgrade a medical device within six months to a year. Therefore, patents, technology, innovation and leadership are paramount. "This is a highly competitive, price-sensitive market, driven by technology," he says. "So it is absolutely essential to talk to the end users about a product's strengths and weaknesses."

[photo collage: Alexandra, Jarilowsky, James Terrille, surgery room, stethoscope]

[Begin sidebar]
left to right:
ALEXANDRA JARISLOWSKY covers the health care service industry.
JAMES TERRILE follows medical device companies.
[End sidebar]

CONSTANTLY MONITORING

Sometimes Entire Industries Run Into Trouble for an Extended Period of Time - and it's the analysts' job to recommend the sale of stocks as well as their purchase. Alexandra Jarislowsky, who tracks the health care service industry, sold a number of investments last year, particularly in the health maintenance organization (HMO) group. The reason: "There was a vast discrepancy between what certain companies said they could earn and what I thought they could realistically earn."

DECIDING WHEN TO SELL (OR NOT TO BUY) IS ALSO IMPORTANT

All in all, it was a very rough year for the health care industry. In 1997, the HMO industry did not adequately price its product in the face of accelerating cost trends, Alexandra says. The assimilation of large acquisitions also hurt many companies.

For the long term, Alexandra says she is "not optimistic about the growth prospects for the HMOs. In the coming year, however, some companies may recover." She says she finds hospital management companies more interesting than HMOs as investments.
To help analysts understand these complicated and fast-moving trends, CRMC provides them with a wide array of research tools. The resources available are "unbelievable," says Alexandra. "We have access to every possible publication and information service, which allows me to do a lot of background digging on health care service companies." So if and when selected companies are poised to continue their past earnings growth, Alexandra intends to be ready to increase her investments in health care.

LOOKING OUTSIDE THE TRADITIONAL INDUSTRY CATEGORIES

BLAIR FRANK covers "emerging companies" that do not show up in traditional industry lists. One of his current favorites is outsourcing companies - firms that provide contract work for other companies. "Outsourcing is a solution for lots of companies as markets get more competitive," he says. "Companies find what they do best and keep it. They outsource the rest to third-party providers who can do the work more cheaply and efficiently."

Personal computer profitability used to be high, but due to competition, price per unit has dropped. "What many computer companies do best is product design and marketing," Blair says. "They have become marketing companies that have established a brand and a distribution channel. They have contract manufacturers assemble the computers at separate plants around the world." Solectron, one of AMCAP's larger holdings, is an example of an outsourcing company that has delivered consistent financial results year after year.

MANAGING THE PORTFOLIO

Like the Other American Funds, AMCAP Relies on a Process of Investing Called the Multiple Portfolio Counselor System.

[photo collage: Bill Newton, James B. Lovelace, Claudia Huntington, Tim Armour, Mike Shanahan]

DIVIDING THE PORTFOLIO INTO SIX PARTS

The process works like this: AMCAP's assets are divided into six segments. Five pieces are individually managed by Claudia Huntington, Michael Shanahan, Tim armour, James B. Lovelace and Bill Newton. All are veteran investment professionals with many years of experience - an average of about 24 years among them.

THE PORTFOLIO COUNSELORS' ROLE

These five portfolio counselors manage their parts of AMCAP as if the segments were separate funds. They develop their own approaches, conduct some of their own research, work with analysts and invest their portfolios in the way they think best meets AMCAP's "proven growth" philosophy.

THE RESEARCH PORTFOLIO

A group of research analysts has responsibility for the sixth segment of the fund, which consists of just under 30% of AMCAP's assets. At many other investment firms, research analysts simply make recommendations to others on the purchase and sale of stocks. At CRMC, they have the added opportunity to invest in companies they believe in.

In brief, portfolio counselors are "generalists" who select from a wide range of investments; research analysts are "specialists" who invest in the industries they follow.

SMOOTHING OUT THE PEAKS AND VALLEYS OF INVESTING

The American Funds have had 40 years to fine-tune this system, which combines the best elements of individual responsibility with teamwork. Over the years, having more than one person manage each fund's assets has tended to smooth out the peaks and valleys of investing and has provided a measure of consistency, continuity and flexibility. It also provides diversification of styles and approaches. While one portfolio counselor may be experiencing an off-year, another may be having an outstanding one.

THE BOTTOM LINE: LONG-TERM INVESTING RESULTS

The multiple portfolio counselor system approach certainly has worked well for AMCAP. There have been periods when the fund outpaced the market and times when it didn't. Still, over the fund's 31-year lifetime, AMCAP's 13.6% average annual compound return is well ahead of the S&P 500's 12.2% return.

As you can see, the "simple approach" of buying and holding quality growth companies is in practice quite complicated. AMCAP shareholders who have remained in the fund for the long run have clearly reaped the benefits of this process.

[Begin sidebar]
[begin pie chart with Research Portfolio indicated as one piece of 6-piece pie]

The fund's five portfolio counselors (top) manage separate segments of AMCAP. A sixth segment, the research portfolio, is managed by a group of analysts.
[end pie chart]
[End sidebar]


AMCAP Fund Investment Portfolio                            Percent
February 28, 1998                                           of Net
                                                            Assets
---------------------------------------------------------  -------    ------- -------
[begin pie chart]
Largest Industry Holdings
Broadcasting & Publishing                                    12.06%
Business & Public Services                                   10.39
Health & Personal Care                                        9.40
Financial Services                                            8.83
Data Processing & Reproduction                                7.94
Other Industries                                             41.02
Cash & Equivalents                                           10.36
[end pie chart]
---------------------------------------------------------  -------    ------- -------
Largest Individual Equity Holdings
Time Warner                                                   4.44%
Walt Disney                                                   3.32
Fannie Mae                                                    3.08
Medtronic                                                     2.78
Philip Morris                                                 2.58
Norwest                                                       2.34
Comcast                                                       2.27
SLM Holding                                                   2.07
Viacom                                                        1.93
Cendant                                                       1.82
---------------------------------------------------------  -------    ------- -------
                                                            Number    Market  Percent
                                                                of      Value  of Net
Equity Securities (common stocks)                           Shares      (000)  Assets
---------------------------------------------------------  -------    ------- -------
Broadcasting & Publishing -  12.06%
Time Warner Inc.                                            3216000  $217,080   4.44%
Comcast Corp., Class A special stock                        2925000     102375
Comcast Corp., Class A                                       260000       9051   2.27
Viacom Inc., Class B(1)                                     1962200      94185   1.93
Tele-Communications, Inc., Series A,
 Liberty Media Group(1)                                     3131250      85914   1.76
Harte-Hanks Communications, Inc.                            1070000      46478    .95
Tele-Communications, Inc., Series A,
 TCI Group(1)                                               1195935      34757    .71
Business & Public Services -  10.39%
Cendant Corp. (formerly CUC International Inc.)(1)          2370000      88875   1.82
Avery Dennison Corp.                                        1200000      60600   1.24
Concord EFS, Inc.(1)                                        1764600      54923   1.12
Electronic Data Systems Corp.                               1162800      50945   1.04
United HealthCare Corp.                                      790000      47943    .98
American Management Systems, Inc.(1)                        1450000      37881    .77
Interpublic Group of Companies, Inc.                         600000      32700    .67
First Data Corp.                                             800000      27200    .56
IKON Office Solutions, Inc.                                  800000      26150    .53
Manpower Inc.                                                470200      19837    .40
America Online, Inc.(1)                                      160000      19380    .40
Ceridian Corp.(1)                                            300000      13969    .29
Columbia/HCA Healthcare Corp.                                500000      13563    .28
TeleTech Holdings, Inc.(1)                                   800000       7650    .16
National TechTeam, Inc.(1)                                   628000       6476    .13
Health & Personal Care -  9.40%
Medtronic, Inc.                                             2560000   136,000    2.78
Gillette Co.                                                 685200      73916   1.51
Pfizer Inc                                                   800000      70800   1.45
Guidant Corp.                                                550000      40116    .82
Avon Products, Inc.                                          480000      33810    .69
Boston Scientific Corp.(1)                                   467400      27927    .57
Merck & Co., Inc.                                            200000      25512    .52
Warner-Lambert Co.                                           150000      21937    .45
Schering-Plough Corp.                                        200000      15213    .31
Thermedics Inc.(1)                                           900000      14738    .30
Financial Services -  8.83%
Fannie Mae                                                  2360000     150598   3.08
SLM Holding Corp.                                           2450000     101216   2.07
Capital One Financial Corp.                                 1245000      83648   1.71
Freddie Mac                                                 1374400      64940   1.33
First Empire State Corp.                                      37000      17464    .36
Associates First Capital Corp., Class A                      175000      14000    .28
Data Processing & Reproduction -  7.94%
Oracle Corp.(1)                                             3337500      82186   1.68
Lexmark International Group, Inc., Class A(1)               1400000      59850   1.22
Solectron Corp.(1)                                           860400      41622    .85
Intuit Inc.(1)                                               829700      38581    .79
Silicon Graphics, Inc.(1)                                   1850000      27866    .57
PeopleSoft, Inc. (1)                                         600000      26812    .55
3Com Corp.(1)                                                700000      25025    .51
International Business Machines Corp.                        200000      20888    .43
Cisco Systems, Inc.(1)                                       300000    19,762     .41
Sequent Computer Systems, Inc.(1)                            560000      11865    .24
Ascend Communications, Inc.(1)                               275000      10295    .21
Netscape Communications Corp.(1)                             493500       9562    .20
Computer Associates International, Inc.                      200000       9425    .19
Sun Microsystems, Inc.(1)                                     94800       4515    .09
Merchandising -  6.09%
Viking Office Products, Inc.(1)                             2800000      61600   1.26
Cardinal Health, Inc., Class A                               628693      51474   1.05
Consolidated Stores Corp.(1)                                1245312      51213   1.05
AutoZone, Inc.(1)                                           1500000      45375    .93
Wal-Mart Stores, Inc.                                        650000      30103    .61
Albertson's, Inc.                                            500000      23406    .48
Intimate Brands, Inc., Class A                               700000      18988    .39
Circuit City Stores, Inc.                                    400000      15450    .32
Leisure & Tourism -  5.39%
Walt Disney Co.                                             1450000     162309   3.32
Brinker International, Inc.(1)                              3250000      67844   1.39
McDonald's Corp.                                             330000      18067    .37
Marriott International, Inc.                                 200000      15150    .31
Banking -  5.33%
Norwest Corp.                                               2800000     114625   2.34
Golden West Financial Corp.                                  700000      62475   1.28
Marshall & Ilsley Corp.                                      590100      34595    .71
Northern Trust Corp.                                         450000      34228    .70
SunTrust Banks, Inc.                                         200000      14750    .30
Electronic Components -  4.97%
Intel Corp.                                                  650000      58297   1.19
Bay Networks, Inc.(1)                                       1200000      40650    .83
Texas Instruments Inc.                                       700000      40512    .83
Analog Devices, Inc.(1)                                      825000      26606    .54
ADC Telecommunications, Inc.(1)                             1020000      26329    .54
Adaptec, Inc.(1)                                             806300      21317    .44
Littelfuse, Inc.(1)                                          590000      16667    .34
Sanmina Corp.(1)                                             100000       7969    .16
Seagate Technology(1)                                        200000       4863    .10
Beverages & Tobacco -  3.79%
Philip Morris Companies Inc.                                2905000     126186   2.58
PepsiCo, Inc.                                               1200000      43875    .90
Robert Mondavi Corp., Class A(1)                             366700      15218    .31
Telecommunications -  2.26%
AirTouch Communications(1)                                  1250000      56172   1.15
LCI International, Inc.(1)                                  1200000      39600    .81
Tele-Communications, Inc., Series A,
 TCI Ventures Group(1)                                       945876      14602    .30
Recreation & Other Consumer Products - 1.73%
Harley-Davidson, Inc.                                       1125000      32625    .67
Electronic Arts(1)                                           668900      29515    .60
Broderbund Software, Inc.(1)                                 900000      22275    .46
Insurance -  1.42%
American International Group, Inc.                           506250      60845   1.24
Aetna Inc.                                                   100000       8737    .18
Chemicals -  1.38%
Airgas, Inc.(1)                                             1500000      26906    .55
Cambrex Corp.                                                530000      26235    .54
Praxair, Inc.                                                300000      14344    .29
Industrial Components -  0.84%
Tower Automotive, Inc.(1)                                    600000      27262    .56
Lear Corp.(1)                                                265000      14012    .28
Machinery & Engineering -  0.84%
Thermo Electron Corp.(1)                                    1000000      41000    .84
Transportation:  Rail -  0.68%
Wisconsin Central Transportation Corp.(1)                   1225000      33228    .68
Aerospace & Military Technology -  0.45%
General Motors Corp., Class H                                300000      12431    .25
Raytheon Co., Class A                                        168720       9786    .20
Transportation: Airlines -  0.31%
Southwest Airlines Co.                                       525375      15072    .31
Textiles & Apparel -  0.29%
Tommy Hilfiger Corp.(1)                                      268900      14403    .29
Appliances & Household Durables -  0.17%
Corning Inc.                                                 200000       8125    .17
Energy Equipment -  0.16%
Camco International, Inc.                                    132400       7745    .16
Miscellaneous -  4.92%
Other equity securities in initial period of
 acquisition                                                            240575   4.92
                                                                      ------- -------
TOTAL EQUITY SECURITIES (cost: $2,437,661,000)                         4383657  89.64
                                                                      ------- -------
                                                         Principal
                                                           Amount
SHORT-TERM SECURITIES                                      (000)
---------------------------------------------------------  -------    ------- -------
Corporate Short-Term Notes -  8.41%
E.I. du Pont de Nemours and Co. 5.41%-5.45% due 3/18-4/6/  $65,200    $64,924   1.33%
AT&T Corp. 5.42%-5.70% due 3/2-3/18/98                        62900      62806   1.28
H.J. Heinz Co. 5.44%-5.46% due 3/25-4/1/98                  56,300       56050   1.15
Procter & Gamble Co. 5.45%-5.50% due 3/3-3/27/98              40800      40716    .83
General Electric Capital Corp. 5.45%-5.52% due 3/10-3/20/     40500      40412    .83
Xerox Corp. 5.43%-5.46% due 3/19-4/17/98                      40000      39804    .81
A.I. Credit Corp. 5.44%-5.60% due 3/4-3/17/98               37,400     37,349     .76
Ford Motor Credit Co. 5.46%-5.47% due 3/12-4/21/98            37300      37135    .76
Emerson Electric Co. 5.44% due 3/25-4/2/98                    32250      32117    .66
Federal Agency Discount Notes -  2.23%
Fannie Mae 5.35%-5.38% due 4/9-5/26/98                        50700      50122   1.03
Freddie Mac 5.37%-5.58% due 3/6-4/24/98                       34900      34837    .71
Federal Home Loan Banks 5.34%-5.35% due 5/6-5/8/98            24400      24141    .49
                                                                      ------- -------
TOTAL SHORT-TERM SECURITIES (cost:
 $520,449,000)                                                          520413  10.64
                                                                      ------- -------
TOTAL INVESTMENT SECURITIES (cost:
 $2,958,110,000)                                                       4904070 100.28
Excess of payables over cash and receivables                             13536    .28
                                                                      ------- -------
NET ASSETS                                                         $4,890,534 100.00%
                                                                      ======= =======
(1) Non-income-producing securities.

See Notes to Financial Statements

The descriptions of the companies shown in the portfolio, which were obtained from published reports and other sources believed to be reliable, are supplemental and are not covered by the Independent Auditors' Report.

Equity securities appearing in the portfolio
since August 31, 1997
---------------------------------------------------------
Adaptec
Aetna
Boston Scientific
Columbia/HCA Healthcare
Consolidated Stores
Corning
First Empire State
Tommy Hilfiger
Littelfuse
Marshall & Ilsley
McDonald's
National TechTeam
Praxair
Raytheon
Sanmina
Schering-Plough
Tele-Communications, TCI Ventures
TeleTech Holdings
Tower Automotive
Warner-Lambert

Equity securities eliminated from the portfolio
since August 31, 1997
---------------------------------------------------------
BDM International
Danaher
Jacobs Engineering Group
PacifiCare Health Systems
RPM
Sybase
Telephone and Data Systems
Waste Management

AMCAP FUND Financial Statements
-------------------------------------------      ---------------- ----------------
Statement of Assets and Liabilities
at February 28, 1998 (dollars in thousands)
-------------------------------------------      ---------------- ----------------
Assets:
Investment securities at market
 (cost: $2,958,110)                                                     $4,904,070
Cash                                                                            98
Receivables for--
 Sales of investments                                      $7,794
 Sales of fund's shares                                     7,649
 Dividends and accrued interest                             2,443           17,886
                                               ------------------ -----------------
                                                                         4,922,054
Liabilities:
Payables for--
 Purchases of investments                                  24,228
 Repurchases of fund's shares                               3,134
 Management services                                        1,389
 Accrued expenses                                           2,769           31,520
                                               ------------------ -----------------
Net Assets at February 28, 1998--
 Equivalent to $16.93 per share on
 288,917,232 shares of $1 par value
capital stock outstanding (authorized
capital stock--300,000,000 shares)                                      $4,890,534
                                                                  =================
Statement of Operations for the year
ended February 28, 1998
                                               ------------------ -----------------
Investment Income:
Income:
 Dividends                                            $    25,036
 Interest                                                  29,697         $ 54,733
                                               ------------------
Expenses:
 Management services fee                                   16,324
 Distribution expenses                                      8,842
 Transfer agent fee                                         2,127
 Reports to shareholders                                      166
 Registration statement and prospectus                        108
 Postage, stationery and supplies                             558
 Directors' fees                                              110
 Auditing and legal fees                                       48
 Custodian fee                                                 68
 Taxes other than federal income tax                           56
 Other expenses                                               108           28,515
                                               ------------------ -----------------
Net investment income                                                       26,218
                                                                  -----------------
Realized Gain and Unrealized
 Appreciation on Investments:
Net realized gain                                                          509,966
Net increase in unrealized
 appreciation on investments:
 Beginning of year                                      1,136,951
 End of year                                            1,945,960
                                               ------------------
  Net unrealized appreciation
    on investments                                                         809,009
                                                                  -----------------
 Net realized gain and unrealized
  appreciation on investments                                            1,318,975
                                                                  -----------------
Net Increase in Net Assets Resulting
 From Operations                                                        $1,345,193
                                                                  =================
See Notes to Financial Statements

Statement of Changes in Net
 Assets
-------------------------------------------    ------------------ -----------------
                                           Year ended February 28
                                                              1998             1997
Operations:                                    ------------------ -----------------
Net investment income                                  $   26,218       $   29,859
Net realized gain on investments                          509,966          476,706
Net unrealized appreciation (depreciation)
 on investments                                           809,009          (93,742)
                                               ------------------ -----------------
  Net increase in net assets
   resulting from operations                            1,345,193          412,823
                                               ------------------ -----------------
Dividends and Distributions
  Paid to Shareholders:
Dividends from net investment income                      (26,109)         (30,602)
Distributions from net realized
 gain on investments                                     (646,989)        (334,007)
                                               ------------------ -----------------
  Total dividends and distributions                      (673,098)        (364,609)
                                               ------------------ -----------------
Capital Share Transactions:
Proceeds from shares sold:
 23,535,997 and 31,306,396
 shares, respectively                                     366,597          439,313
Proceeds from shares issued in
 reinvestment of net investment income
 dividends and distributions of net
 realized gain on investments:
 42,604,643 and 23,920,709 shares,
 respectively                                             630,147          342,841
Cost of shares repurchased:
 37,958,301 and 50,858,558
 shares, respectively                                    (585,123)        (716,380)
                                               ------------------ -----------------
  Net increase in net assets
   resulting from capital share transaction               411,621           65,774
                                               ------------------ -----------------
Total Increase in Net Assets                            1,083,716          113,988

Net Assets:
Beginning of year                                       3,806,818        3,692,830
                                               ------------------ -----------------
End of year (including undistributed
 net investment income of $5,138 and
 $5,029, respectively)                                 $4,890,534       $3,806,818
                                               ================== =================
See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

1. AMCAP Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital by investing in growing, profitable companies. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held on the 60th day, based on the value determined on the 61st day. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Directors.

  As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend and interest income is reported on the accrual basis. Discounts on securities purchased are amortized. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

2. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

  As of February 28, 1998, net unrealized appreciation on investments for book and federal income tax purposes aggregated $1,945,960,000, of which $2,009,957,000 related to appreciated securities and $63,997,000 related to depreciated securities. There was no difference between book and tax realized gains on securities transactions for the year ended February 28, 1998. The cost of portfolio securities for book and federal income tax purposes was $2,958,110,000 at February 28, 1998.

3. The fee of $16,324,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company(CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.485% of the first $1 billion of average net assets; 0.385% of such assets in excess of $1 billion but not exceeding $2 billion; 0.355% of such assets in excess of $2 billion but not exceeding $3 billion; 0.335% of such assets in excess of $3 billion but not exceeding $5 billion; 0.32% of such assets in excess of $5 billion but not exceeding $8 billion; and 0.31% of such assets in excess of $8 billion.

  Pursuant to a Plan of Distribution, the fund may expend up to 0.25% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended February 28, 1998, distribution expenses under the Plan were $8,842,000. As of February 28, 1998, accrued and unpaid distribution expenses were $2,363,000.

  American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $2,127,000. American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $671,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

  Directors who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of February 28, 1998, aggregate amounts deferred and earnings thereon were $423,000.

  CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Directors and officers of the fund are or may be considered to be affiliated with CRMC, AFS, and AFD. No such persons received any remuneration directly from the fund.

4. As of February 28, 1998, accumulated undistributed net realized gain on investments was $127,380,000 and additional paid-in capital was $2,523,139,000.

  The fund made purchases and sales of investment securities, excluding short-term securities, of $1,156,972,000 and $1,283,887,000, respectively, during the year ended February 28, 1998.

  Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $68,000 includes $19,000 that was paid by these credits rather than in cash.


AMCAP FUND
Per-Share Data and Ratios
--------------------------------------   -------    -------    -------   -------   -------
                                                 Year ended   February         28
                                         -------    -------    -------   -------   -------
                                             1998       1997       1996      1995      1994
                                         -------    -------    -------   -------   -------
Net Asset Value, Beginning
 of Year                                  $14.60     $14.40     $12.28    $12.98    $13.52
                                         -------    -------    -------   -------   -------

 Income from Investment
  Operations:
   Net investment income                     .10        .12        .16       .14       .12
   Net realized and unrealized
    gain on investments                     4.80       1.51       3.32       .24      1.28
                                         -------    -------    -------   -------   -------
    Total income from investment
     operations                             4.90       1.63       3.48      0.38      1.40
                                         -------    -------    -------   -------   -------
 Less Distributions:
  Dividends from net investment
   income                                   (.10)      (.12)      (.17)     (.13)     (.12)
  Distributions from net realized
   gains                                   (2.47)     (1.31)     (1.19)     (.95)    (1.82)
                                         -------    -------    -------   -------   -------
   Total distributions                     (2.57)     (1.43)     (1.36)    (1.08)    (1.94)
                                         -------    -------    -------   -------   -------
Net Asset Value, End of Year              $16.93     $14.60     $14.40    $12.28    $12.98
                                         =======    =======    =======   =======   =======
Total Return /1/                           36.97%     11.74%     29.29%     3.41%    11.31%

Ratios/Supplemental Data:
 Net assets, end of year (in
  millions)                               $4,891     $3,807     $3,693    $2,970    $3,063
 Ratio of expenses to average                             `
  net assets                                 .68%       .69%       .71%      .71%      .72%
 Ratio of net income to
  average net assets                         .62%       .81%      1.16%     1.16%      .89%
 Average commissions paid
  per share /2/                           4.66 c     5.05 c     5.95 c     5.95 c    6.54 c
 Portfolio turnover rate                   31.42%     24.14%     35.16%    17.92%    22.18%


/1/Excludes maximum sales charge
 of 5.75%.
/2/Brokerage commissions paid on
portfolio transactions increase the cost of securities purchased or reduce the proceeds of securities sold, and are not separately reflected in the fund's statement of operations. Shares traded on a principal basis(without commissions), such as most over-the-counter and fixed-income transactions, are excluded.

Independent Auditors' Report
To the Board of Directors and Shareholders of AMCAP Fund, Inc.:

 We have audited the accompanying statement of assets and liabilities of AMCAP Fund, Inc.(the "fund"), including the investment portfolio as of February 28, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and per-share data and ratios for each of the five years in the period then ended. These financial statements and per-share data and ratios are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and per-share data and ratios based on our audits.

 We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures include confirmation of securities owned as of February 28, 1998, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of AMCAP Fund, Inc. as of February 28, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
Los Angeles, California

March xx, 1998

Results of Meeting of Shareholders Held March 9, 1998
Shares Outstanding on January 6, 1998    289,392,503
Shares Voting on March 9, 1998           174,432,735 (60.3%)
Election of Directors

                                                          Percent of                       Percent of
                                         Votes            Shares          Votes            Shares
Director                                 For              Voting For      Withheld         Withheld
H. Frederick Christie                    168,051,821      96%             6,380,914        4%
Mary Anne Dolan                          168,002,905      96              6,429,830        4
Martin Fenton, Jr.                       168,050,189      96              6,382,546        4
Herbert Hoover III                       167,802,474      96              6,630,261        4
Claudia P. Huntington                    168,046,827      96              6,385,908        4
Mary Myers Kauppila                      168,051,903      96              6,380,832        4
Kirk P. Pendleton                        168,051,343      96              6,381,392        4
James W. Ratzlaff                        168,065,144      96              6,367,591        4
Olin C. Robison                          168,048,813      96              6,383,922        4
R. Michael Shanahan                      168,055,602      96              6,377,133        4

Ratification of Auditors

                                      Percent of                   Percent of                        Percent of
                     Votes            Shares         Votes         Shares                            Shares
                     For              Voting For     Against       Voting Against     Abstentions    Abstaining
Deloitte &           167,378,141      96.0%          1,324,008     0.7%               5,730,586      3.3%
Touche llp


AMCAP's board of directors welcomes H. Frederick Christie, Mary Anne Dolan, Claudia P. Huntington, Mary Myers Kauppila and Olin C. Robison as new directors of the fund. They were elected at the March shareholders meeting.

We also wish to thank Guilford C. Babcock, Charles H. Black, Gail L. Neale, Henry E. Riggs and Walter P. Stern for their past service to the fund. They did not stand for reelection as directors of AMCAP, but they will continue to serve as directors for other American Funds as per the realignment of board clusters described in the proxy material.

Charles Wolf, Jr., a director since 1991, has recently retired and did not stand for reelection. We thank him for his many contributions to the fund.

1998 Tax Information (Unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of distributions received by shareholders during such fiscal year. The distributions made during the fiscal year by the fund were earned from the following sources:


                                                                       Dividends and
                                                                       Distributions per       Share
                                                          From         From Net                From Net
                                                          Net          Realized                Realized
                                                          Investment   Short-Term              Long-Term
To Shareholders of Record            Payment Date         Income       Gains                   Gains*
May 23, 1997                         May 27, 1997         0.05         0.24                    0.79
November 28, 1997                    December 1, 1997     0.05         ----                    1.44

* Includes $1.212 long-term
capital gains taxed at a
maximum rate of 28%.


Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 31% of the dividends paid by the fund from net investment income represent qualifying dividends.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many plan retirement trusts may need this information for their annual information reporting.

SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV WHICH WERE MAILED IN JANUARY 1998 TO DETERMINE THE AMOUNTS TO BE INCLUDED ON THEIR 1997 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.

[THE AMERICAN FUNDS GROUP(R)]

OFFICES OF THE FUND AND OF THE
INVESTMENT ADVISER, CAPITAL RESEARCH
AND MANAGEMENT COMPANY
333 South Hope Street
Los Angeles, California 90071-1443

135 South State College Boulevard
Brea, California 92821-5804

TRANSFER AGENT FOR
SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)
P.O. Box 2205
Brea, California 92822-2205

P.O. Box 659522
San Antonio, Texas 78265-9522

P.O. Box 6007
Indianapolis, Indiana 46206-6007

P.O. Box 2280
Norfolk, Virginia 23501-2280

CUSTODIAN OF ASSETS
The Chase Manhattan Bank
One Chase Manhattan Plaza
New York, New York 10081-0001

COUNSEL
O'Melveny & Myers LLP
400 South Hope Street
Los Angeles, California 90071-2899

INDEPENDENT AUDITORS
Deloitte & Touche LLP
1000 Wilshire Boulevard
Los Angeles, California 90017-2472

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462

This report is for the information of shareholders of AMCAP Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after June 30, 1998, this report must be accompanied by an American Funds Group Statistical Update for the most recently completed calendar quarter.

BOARD OF DIRECTORS

H. FREDERICK CHRISTIE
Rolling Hills Estates, California
Private investor; former President and
Chief Executive Officer,
The Mission Group; former President,
Southern California Edison Company

MARY ANNE DOLAN
Los Angeles, California
Founder and President,
M.A.D., Inc. (communications company)

MARTIN FENTON, JR.
San Diego, California
Chairman of the Board,
Senior Resource Group, Inc.
(senior living centers management)

HERBERT HOOVER III
San Marino, California
Private investor

CLAUDIA P. HUNTINGTON
Los Angeles, California
President of the fund
Senior Vice President, Capital Research
and Management Company

MARY MYERS KAUPPILA
Boston, Massachusetts
Founder and President,
Energy Investment, Inc.

KIRK P. PENDLETON
Southampton, Pennsylvania
Chairman of the Board and
Chief Executive Officer, Cairnwood, Inc.
(venture capital investment)

JAMES W. RATZLAFF
San Francisco, California
Senior Partner, The Capital Group Partners L.P.

OLIN C. ROBISON, PH.D.
Middlebury, Vermont
President of the Salzburg Seminar;
President Emeritus, Middlebury College

R. MICHAEL SHANAHAN
Los Angeles, California
Chairman of the Board of the fund
Chairman of the Board and
Principal Executive Officer,
Capital Research and Management Company

CHAIRMAN EMERITUS
JAMES D. FULLERTON
Pasadena, California
Retired; former Chairman of the Board,
The Capital Group Companies, Inc.

OTHER OFFICERS

TIMOTHY D. ARMOUR
Los Angeles, California
Senior Vice President of the fund
Director, Capital Research and
Management Company;
Chairman and Chief Executive Officer,
Capital Research Company

PAUL G. HAAGA, JR.
Los Angeles, California
Senior Vice President of the fund
Executive Vice President and Director,
Capital Research and Management Company

JAMES B. LOVELACE
Los Angeles, California
Senior Vice President of the fund
Senior Vice President, Capital Research
and Management Company

VINCENT P. CORTI
Los Angeles, California
Secretary of the fund
Vice President -
Fund Business Management Group,
Capital Research and Management Company

MARY C. HALL
Brea, California
Treasurer of the fund
Senior Vice President -
Fund Business Management Group,
Capital Research and Management Company

SHERYL F. JOHNSON
Norfolk, Virginia
Assistant Treasurer of the fund
Assistant Vice President -
Fund Business Management Group,
Capital Research and Management Company

ROBERT P. SIMMER
Norfolk, Virginia
Assistant Treasurer of the fund
Vice President -
Fund Business Management Group,
Capital Research and Management Company

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, PLEASE CONTACT YOUR FINANCIAL ADVISER. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY, TOLL-FREE, AT 800/421-0180 OR VISIT WWW.AMERICANFUNDS.COM ON THE WORLD WIDE WEB.

Printed on recycled paper
Litho in USA   SM/FS/3602
Lit. No. AMCAP-011-0498